UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2026

NUKKLEUS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

575 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NUKK	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $92.00 per share	NUKKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

Nukkleus Inc. (the “Company”) is furnishing this Current Report on Form 8-K in connection with the disclosure of information regarding the Company’s update on acquisitions and an outline of its 2026 growth Strategy.

The information furnished in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This press release contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are “forward-looking statements” within the meaning of federal securities laws. In some cases, you can identify forward-looking statements by terminology such as “will,” “would,” “expect,” “intend,” “plan,” “objective,” or comparable terminology referencing future events, conditions or circumstances, or the negative of such terms.

Although Nukkleus believes that it has a reasonable basis for the forward-looking statements contained in this press release, they are based on management’s current beliefs and expectations about future events and circumstances and are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond the Company’s control. Statements relating to the future performance of Nukkleus are subject to many factors including but not limited to: the Company’s ability to successfully integrate Star 26 and realize the anticipated benefits of the acquisition; the sufficiency of working capital to realize our business plans and strategic opportunities; the going concern qualification in our financial statements; our ability to penetrate new intended markets; the Company’s ability to retain key personnel; market acceptance of our products and services; changes in the defense industry and government spending; geopolitical risks; competition; the Company’s ability to access capital markets; and general economic conditions.

Risk factors described under “Risk Factors” in Nukkleus’ most recently filed annual report on Form 10-K, as updated from time to time in its quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements in this press release. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Nukkleus undertakes no obligation to update any forward-looking statement contained in this press release to reflect events that occur or circumstances that exist after the date of this press release, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Descriptionw
99.1	Press Release dated January 22, 2026 titled “Nukkleus Inc. Provides Updates on Acquisitions and Outlines Its 2026 Growth Strategy”.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUKKLEUS INC.

Date: January 22, 2026	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer

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